Van Eck Asia Dynasty Fund
                           -------------------------
                               1996 Annual Report

Dear Fellow Shareholder:

In 1996, Asian stock market performance was decidedly mixed. Some markets, such as Hong Kong and Malaysia, recorded strong double-digit gains, while others, such as Thailand and Korea witnessed double-digit declines. The Van Eck Asia Dynasty Fund had a total return of 6.5% for the year ended December 31, 1996. While underperforming its benchmark, the Fund showed marked improvement in the second half of the year due largely to changes made by the Fund's new manager, Mr. Timothy Chan,* who took over in August. During the last five months of 1996, your Fund had a total return of 9.8%.

Year-over-year, we made significant changes in the Fund, most of which were implemented by the new manager. Early in the year, the Fund was overweighted in Thailand and slightly underweighted in Hong Kong, which hurt performance. In the second half, however, performance improved after we increased the Fund's allocation to Hong Kong and trimmed its position in Thailand. Generally improving market conditions also contributed to the Fund's investment results in the last six months of 1996. The Asian markets were helped by several factors: a late-year recovery in Asian export growth (this was accompanied by a growing belief that sluggish export growth earlier in the year was due to cyclical, not structural, factors); the easing monetary policies of key central banks; and improving corporate earnings, which made valuations more attractive to international investors.

The Fund restructured stock holdings in each country to achieve a more balanced risk-return profile. In addition to lowering the Fund's weighting in Thailand, we reduced positions in Singapore and Korea, both of which registered negative returns for the year. We also liquidated most of the portfolio's convertible bonds--proceeds were reinvested in equities with higher liquidity and better growth prospects.

In 1996, the Fund's three main sector weightings were banking, property and telecommunications. Together, these industry groups represent just over 50% of the portfolio. Finance remained the Fund's largest sector.

Hong Kong

In 1996, the Hong Kong market experienced strong performance, gaining 33.1%. Early in the year, shares rose sharply, due in large part to foreign buying. The improved property market and the expectation of credit relaxation in China also contributed to favorable market conditions. In the first half of the year, property stocks led the market, followed by conglomerates, particularly China-related companies. In the second half, an improvement in China's economy helped bolster stock prices since Hong Kong's trade depends heavily on China's economy. Domestic property prices continued to rise as investor confidence about Hong Kong's return to China this July grew and political uncertainties eased. Rising personal consumption and improving retail sales also helped push the market higher. While the average price/earnings ratio did increase from 12 to 14 during the year, higher corporate earnings growth projections for 1997 and stable interest rates kept the market's valuations at reasonable levels.

Early in the year, the Fund's conglomerate and property stocks helped performance, recording strong investment results. We increased the Fund's weighting in Hong Kong midway through the year to reflect new management's optimistic outlook for Hong Kong and China's economies. We maintained a high weighting in Hong Kong property stocks throughout the year. New World Development, a property developer with significant holdings in China, was the Fund's largest property holding in Hong Kong. The Fund's largest holding overall was Hong Kong-based banking firm, HSBC Holdings. Both of these stocks achieved strong performance in 1996.

Singapore

The Singapore market showed general improvement late in the year, but declined 6.9% in 1996. Stocks started the year on a strong footing with an infusion of foreign capital, but by the second quarter higher U.S. interest rates, a U.S. equity market sell-off and a series of disappointing corporate earnings reports quelled the rally. The market remained under pressure during the second half of 1996 due to concerns brought on by a rapid slowdown of electronics exports and the government's anti-speculation measures on domestic property. Late in the period, a rebound of the widely followed "book-to-bill" ratio (a key measure of the health of the semi-conductor industry, an important sector in Asia) helped lift the market as international investors increased their investments in Singapore. Over the first six months of 1996, we favored blue chip stocks in the banking and property sectors. In the second half, we reduced the Fund's exposure to Singapore due to concerns over corporate earnings and relatively low trading volume.

Malaysia

Malaysia's stock market was strong for the year (+25.9%), but underperformed late in 1996 due to unwarranted fears of an overheating economy. During the first six months, strong money growth coupled with low inflation and a contraction in the country's trade deficit helped fuel the rally. Diminishing concerns over the trade deficit and continued low inflation kept the rally going in the second half of the year. Also contributing was an easing of the government's monetary policy as the economy slowed. Corporate earnings realized double-digit growth and market liquidity was abundant throughout the year. During 1996, we focused mainly on infrastructure-related stocks, given the strong development needs of Malaysia, and defensive stocks (media, insurance and leisure, etc.) that would benefit from or be less adversely affected by rising interest rates.

Thailand

Thailand's market declined 36.6% for the year. Higher-than-expected inflation and a stubbornly high trade deficit served as the foundation for the market's poor showing early in 1996. As the year progressed, the government's ambivalent economic policy did not help. The government's interest-rate policy was caught between maintaining high interest rates to protect the currency and holding rates low enough to stimulate economic growth. This, coupled with downward revisions in corporate earnings forecasts, led to investor skepticism. Early in 1996, the Fund was overweighted in bank and energy stocks, while underweighted in telecommunications, building materials and property issues. In the second half, we gradually reduced the Fund's exposure to Thailand overall.

Philippines

The Philippines' strong market performance in the first half of 1996 was offset by a less respectable return in the second half. For the year, the Philippines market advanced 17.8%. At the start of the year, investors were optimistic about the Philippines market as Gross Domestic Product (GDP) growth rose sharply, foreign direct investment increased and a large number of overseas workers sent their earnings home. While corporate earnings growth was expected to be strong, it was negatively affected by a regional slowdown of exports. For the year, the Fund remained relatively neutral to the index, focusing on property, building materials and construction companies.

Indonesia

The Indonesian market performed well on balance (+27.5%). In 1996, investor attitudes toward Indonesia were paradoxical. On one hand, sound economic and market fundamentals, such as rising foreign direct investment, higher oil prices, a flexible exchange rate policy and an attractive price-to-earnings growth ratio, were strong arguments to invest in this market. On the other hand, uncertainty leading up to the May 1997 election and periodic riots cast doubt on the country's political stability. We increased the Fund's position in Indonesia because of the strong earnings growth of companies there. Moreover, the country experienced a marked increase in foreign investment due to its inexpensive labor costs. The Fund was overweighted in the banking sector. The largest bank holding was Bank Dagang Nasional, which advanced by more than 40% in the final four months of the year.

Korea

Korea's stock market fell 20.9% in the second half of 1996 and was down 38.1% for the year. Slowing economic growth coupled with weak export commodity prices had a negative impact on investor sentiment in the first half. The economy faltered due largely to the inefficient use of capital by government, a weaker yen and the downturn of the semi-conductor market, which hurt Korean exports. Fueling these economic woes was the public's demand for political change. The trials of two ex-Presidents and the senior management of several big Korean conglomerates did not help to recapture public support for the government. A nationwide strike in December was also an extension of the people's grievances. We reduced the Fund's allocation to Korea during the second half of the year in anticipation of further downturns. At year end, the stocks that remained in the portfolio were primarily invested in the banking, telecommunications and electronics sectors.

Taiwan

The Taiwan market gained 40.3% in 1996. Overall, the macroeconomic environment was favorable--the economy was at the trough of its two-year economic downturn and the central bank policy was accommodative to economic growth. Interest rates and the bank reserves requirement were reduced. However, ongoing political tensions between China and Taiwan kept many cautious investors out of the market pending resolution.

The Outlook

Global interest rates are likely to rise moderately as economic growth worldwide increases. Solid corporate earnings growth, however, should have a positive effect on the markets. Management believes that an active country allocation and selective stock investment strategy is likely to result in higher returns for the Fund in 1997.

We are very positive on the markets of China and Taiwan due to their improving economies and good prospects for corporate earnings growth. While investors are generally pessimistic on Korea and Thailand, good values can now be found in these countries. Thus, we intend to increase the Fund's weightings in both markets on a selective basis. The employment of this strategy will depend on economic developments that transpire within each country.

Since Singapore's economy will take time to recover, its production capacity is abundant and stocks are expensive, we intend to use market advances to gradually reduce the Fund's position there. In Malaysia, we plan to maintain a slight underweighting. Our concern is with the country's slowing economy, most notably, its decelerating loan growth, which could subsequently translate into lower corporate earnings growth.

We expect to maintain a neutral weighting in the Philippines and Indonesia. The influx of foreign direct investment should continue to underpin steady economic growth in both countries. Moreover, stock market valuations are reasonable. However, both countries faced an element of political risk, with uncertainty about the successors to both President Ramos in the Philippines and President Suharto in Indonesia.

We appreciate your participation in the Asia Dynasty Fund and look forward to helping you meet your investment goals in the future.

[PHOTOGRAPH]                            [PHOTOGRAPH]


/S/ John C. van Eck                     /s/ Timothy Chan
John C. van Eck                         Timothy Chan
Chairman                                Portfolio Manager


January 30, 1997

Note: Market performance source: Morgan Stanley Capital International Indices. All returns in U.S. dollar terms.

*Mr. Chan, who is based in Van Eck's Hong Kong office, has 12 years of experience working in the financial markets and ten years of experience in Asia-region investment management. Before joining Van Eck, he was a portfolio manager with BZW Investment Management Ltd. in Hong Kong, and prior to BZW, he was a portfolio manager with Sun Hung Kai Fund Management Ltd.

--------------------------------------------------------------------------------
Performance Record as of 12/31/96
--------------------------------------------------------------------------------
Average Annual                          After Maximum       Before
Total Return                            Sales Charge+        Sales Charge
--------------------------------------------------------------------------------
A shares-DLife (since 3/22/93)          8.7%                10.1%
--------------------------------------------------------------------------------
1 year                                  1.5%                 6.5%
--------------------------------------------------------------------------------
B shares-DLife (since 9/1/93)           4.6%                 5.4%
--------------------------------------------------------------------------------
1 year                                  0.1%                 6.1%
--------------------------------------------------------------------------------

The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

 At certain times in the past, the Advisor waived certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

+ A shares: maximum sales charge = 4.75%
  B shares: maximum contingent deferred sales charge = 6.00%

                            Top 10 Equity Holdings*
                            -----------------------
                            as of December 31, 1996

The Hong Kong Shanghai Banking
Corporation, Ltd. (HSBC Holdings PLC)
(Hong Kong, 8.4%)

HSBC is the largest international bank listed on the Hong Kong stock exchange and one of the largest banking and financial services organizations in the world. Regionally, the bank holds 61% of the largest local bank in Hong Kong, the Hang Seng Bank, and also lists other major banks in Singapore and Malaysia among its subsidiaries.

Hutchison Whampoa Ltd.
(Hong Kong, 6.6%)

Hutchison Whampoa is a major diversified international corporation involved in property development, shipping, container terminals, retailing, telecommunications and media, energy and hotels. The company is committed to both the growth of its existing businesses in Hong Kong and overseas, and to long-term investment opportunities presented by the economic growth taking place in the region.

New World Development Company Ltd.
(Hong Kong, 5.5%)

New World Development Company is an investment holding company with subsidiaries that are involved in property development and investment. The company also has hotel operations, construction and civil engineering businesses, telecommunications services, insurance, transportation and infrastructure investments.

Cheung Kong (Holdings) Ltd.
(Hong Kong, 5.2%)

Cheung Kong is one of the largest property developers in Hong Kong and has diverse interests in other commercial areas through its substantial ownership of Hutchison Whampoa and other listed companies. Regional growth will benefit the company, particularly in China, where Cheung Kong has interests in property development and infrastructure projects.

Sun Hung Kai Properties Ltd.
(Hong Kong, 4.8%)

Principally a property development and investment company, Sun Hung Kai has broadened its businesses to include hotel, construction, finance, insurance, cinema, public transportation, telecommunications and trading. The company is developing the fourth digital cellular phone network in Hong Kong.


United Engineers Bhd
(Malaysia, 2.9%)

United Engineers is a holding company involved in expressway operations, project management, cement manufacturing, engineering and construction, trading, transportation, quarrying, energy and marine operations. The company is also involved in the construction of the North-South Expressway in Malaysia.

Malayan Banking Bhd
(Malaysia, 2.8%)

Malayan Banking is principally engaged in all aspects of banking. The primary activities of the subsidiary companies are merchant banking, offshore banking, finance, trustee services, insurance, venture capital, brokerage, property trust fund management and unit trust fund management.

Oversea-Chinese Banking Corp., Ltd. (OCBC)
(Singapore, 2.8%)

Quality land bank and large investment holdings make OCBC an excellent proxy for the performance of the Singapore economy. The bank is conservatively managed with particular strength in banking and finance, financial services, investment holding, securities brokerage and real estate. It is one of the largest local commercial banks in Singapore with branches and offices throughout Asia.

CITIC Pacific Ltd.
(Hong Kong, 2.6%)

CITIC Pacific serves as the investment holding company of the Chinese government and has significant interests in transportation, telecommunications, power plants, trading and finance companies. The company is a major beneficiary of the infrastructure development currently underway in Hong Kong.

Swire Pacific Ltd.
(Hong Kong, 2.5%)

One of the original and best known trading companies in Hong Kong, Swire Pacific's principal activities and investments encompass aviation, real estate, shipping, trading, insurance and hotels.

*Portfolio is subject to change.
NOTE: Equities are listed as percentage of total investments held.

                               ASIA DYNASTY FUND
                     INVESTMENT PORTFOLIO DECEMBER 31, 1996
--------------------------------------------------------------------------------

 No. of Shares
 or Principal
    Amount          Securities (a)                                Value (Note 1)
--------------------------------------------------------------------------------
China: 1.4%
  1,329,800     Huaxin Cement Co. Ltd. "B"                            $  372,344
    659,100     Shanghai New Asia Group "B"                              287,367
    624,500     Shanghai Posts & Telecom. "B"
                  Telecommunications Equipment Co., Ltd.                 263,539
                                                                      ----------
                                                                         923,250
                                                                      ----------
Hong Kong: 45.5%
    373,000     Cheung Kong (Holdings) Ltd.                            3,315,501
  3,828,000     Cheung Tai Hong HD+                                      336,549
  1,000,000     Cig-Wh International                                     245,652
    290,000     CITIC Pacific Ltd.                                     1,683,496
     50,000     Hang Seng Bank Ltd.                                      607,666
    211,000     Hong Kong Electric Holdings                              701,106
  1,400,000     Hopewell Holdings                                        905,036
    251,600     HSBC Holdings PLC                                      5,383,644
    540,000     Hutchison Whampoa Ltd.                                 4,241,386
    220,000     Hysan Development Co. Ltd.                               876,074
  2,840,000     Kwoon Chung Bus Holdings Ltd+                            807,809
  1,718,000     Lung Kee (Bermuda) Holdings                              510,879
    520,000     New World Development Co.                              3,512,832
 15,000,000     Paliburg Holding Limited+(b)
                  (Warrant Expiring 6/19/1998)*                          357,813
  3,000,000     Shun Ho Construction Holdings+                           430,538
    250,000     Sun Hung Kai Properties Ltd.                           3,062,578
    168,000     Swire Pacific Ltd. "A"                                 1,601,913
    140,000     Wharf Holdings Ltd.                                      698,688
                                                                      ----------
                                                                      29,279,160
                                                                      ----------
Indonesia: 7.3%
    430,000     P.T. Bank Dagang Nasional "F"                            436,918
    400,000     P.T. Bank Internasional Indonesia "F"                    393,734
    108,500     P.T. Bank Negara Indonesia "F"+                           57,419
    200,000     P.T. Fiskaragung "F"+                                    182,049
    150,000     P.T. Gudang Garam "F"                                    647,756
      8,400     P.T. Indonesia Satellite (ADR)                           229,951
    230,000     P.T. Medico Energy Corp. "F"                             418,712
    180,000     P.T. Semen Gresik "F "                                   579,171
    623,500     P.T. Sierad Produce TBK "F"                              217,776
     45,000     P.T. Telekomunikasi Indonesia (ADR)                    1,552,500
                                                                      ----------
                                                                       4,715,986
                                                                      ----------
Malaysia: 16.8%
    249,000     Arab Malaysian Corp.                                   1,242,288
     51,000     Arab Malaysian Finance Bhd "F "                          284,736
    330,000     DCB Holdings Bhd                                       1,130,272
    130,000     Hicom Holding Bhd                                        373,198
    162,000     Malayan Banking Bhd                                    1,796,079
    280,000     Metroplex Bhd                                            343,695
    200,000     Multi-Purpose Holdings                                   388,042
    300,000     Renong Bhd                                               532,172
     71,000     Resorts World Bhd                                        323,302
    110,000     Telekom Malaysia Bhd                                     980,003
    210,000     United Engineers Bhd                                   1,895,862
    283,100     YTL Corporation Bhd                                    1,524,513
                                                                      ----------
                                                                      10,814,162
                                                                      ----------

 No. of Shares
 or Principal
    Amount          Securities (a)                                Value (Note 1)
--------------------------------------------------------------------------------
Philippines: 3.3%
   702,300     Fil-Estate Land Inc.                                   $  614,008
 1,380,000     Filinvest Land Inc.+                                      430,143
   220,000     Metro Pacific Corp.                                        54,357
    19,463     Metropolitan Bank & Trust Co.                             480,888
   160,000     Philippine Savings Bank+                                  383,160
 1,303,400     Southeast Asia Cement Holdings Inc.+                      151,111
                                                                      ----------
                                                                       2,113,667
                                                                      ----------
Singapore: 12.1%
    95,000     City Development Ltd.                                     855,305
    30,000     DBS Bank "F "                                             405,144
   405,000     DBS Land Ltd.                                           1,490,353
    86,000     Keppel Corporation Ltd.                                   669,810
   210,000     Malayan Credit Ltd.                                       364,630
   142,900     Oversea-Chinese Banking Corp., Ltd. "F"                 1,776,677
    75,000     Singapore Airlines "F"                                    680,600
    79,400     Singapore Press Holdings                                1,565,873
                                                                      ----------
                                                                       7,808,392
                                                                      ----------
South Korea: 4.5%
     5,553     Chung Ho Computer Co.+                                    225,406
     7,140     Daewood Securities Co.                                     92,102
     5,816     Hyundai Engineering & Co.+                                134,903
       338     Hyundia Engineering & Construction+                         7,441
     5,100     Hyundai Marine & Fire Insurance                           165,373
       201     Kookmin Bank+                                               2,783
    18,070     Korea Electric Power Corp.+                               526,061
    55,590     Korea Exchange Bank "F"+                                  503,271
       290     Korea Mobile Telecommunications Corp.                     156,498
    31,054     Korea Mobile Telecommunications Corp. (ADR)               399,828
     2,520     Samsung Electronics+                                      135,693
     1,844     Samsung Electronics (New Line)+                            94,710
     5,146     Samsung Electronics (GDR)+                                221,278
     2,319     Samsung Electronics (GDR) (New)+*                          93,733
   100,000     Ssangyong Oil Convertible Bond
                 3.75% due 12/31/2008                                    107,251
                                                                      ----------
                                                                       2,866,331
                                                                      ----------
Taiwan: 1.3%
    20,395     Macronix International Company Ltd.+ (ADR)                271,508
USD200,000     Sincere Navigation Convertible Bond
                 3.75% due 5/26/2003                                     224,000
    51,744     Tuntex Distinct (GDR)+                                    349,277
                                                                      ----------
                                                                         844,785
                                                                      ----------
Thailand: 7.8%
    30,000     Advanced Info. Services "F "                              257,269
    20,000     Ban Pu Coal Co. Ltd. "F "                                 371,095
    95,000     Bangkok Bank Public Co. "F "                              918,375
    50,000     Finance One Ltd. "F "                                     101,348
   150,000     Industrial Finance Corp.+
                 (Warrant Expiring 11/07/1997)                           140,328
    60,000     Lanna Lignite Public "F "                                 533,250

                       See Notes to Financial Statements

                               ASIA DYNASTY FUND
                     INVESTMENT PORTFOLIO DECEMBER 31, 1996
--------------------------------------------------------------------------------

 No. of Shares
 or Principal
    Amount          Securities (a)                                Value (Note 1)
--------------------------------------------------------------------------------
    36,300     Phatra Thanakit Co. Ltd. "F "                         $   103,293
    45,000     PTT Exploration & Production "F "                         649,024
    41,500     Siam Commercial Bank "F "                                 300,888
    54,800     Thai Farmers Bank Ltd. "F "                               341,779
   127,669     Taiwan Index Fund 9/10/2049                             1,294,819
                                                                     -----------
                                                                       5,011,468
                                                                     ----------

Total Investments: 100% (Cost $46,593,561)                           $64,377,201
                                                                     ===========

------------
(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Restricted security, see Note 7.
 +  Non-income producing.
* Fair value as determined by the Board of Trustees.
Glossary:
ADR--American Depositary Receipt
"F"--Foreign registry
GDR--Global Depositary Receipt




Summary of Investments By Industry          % of Portfolio
----------------------------------------------------------
Airlines                                              1.1%
Auto Parts                                            1.3%
Banks                                                23.4%
Broadcast Media                                       0.4%
Cement                                                1.7%
Coal                                                  1.4%
Computers & Peripherals                               0.8%
Conglomerates                                        14.6%
Distilling/Tobacco                                    1.0%
Electric Utilities                                    1.1%
Electrical Equipment & Electronics                    0.8%
Engineering & Construction                            7.4%
Entertainment & Leisure Time                          0.5%
Financial Services                                    2.8%
Food Processing                                       0.3%
Food & Beverage                                       0.3%
Foreign Government Bonds                              2.0%
Industrials                                           0.8%
Insurance                                             0.3%
Oil & Gas Exploration                                 1.8%
Publishing--Newspaper                                 2.4%
Real Estate                                          25.1%
Retail                                                0.4%
Shipping                                              1.4%
Telecommunications                                    5.6%
Textile                                               0.5%
Utilities                                             0.8%
                                                    ------
                                                    100.0%
                                                    ======


                       See Notes to Financial Statements.

                     ASIA DYNASTY FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
December 31, 1996

Assets:
Investments at value (cost, $46,593,561) (Note 1)                   $64,377,201
Cash                                                                  3,217,740
Receivables:
Capital shares sold                                                       1,861
Dividends and interest                                                  114,218
Other                                                                     1,796
                                                                    -----------
Total assets                                                         67,712,816
                                                                    -----------
Liabilities:
Payables:
Securities purchased                                                    308,205
Capital shares repurchased                                            2,481,787
Accounts payable                                                        275,364
                                                                    -----------
Total liabilities                                                     3,065,356
                                                                    -----------
Net Assets                                                          $64,647,460
                                                                    ===========
Class A
Net asset value and redemption price
per share ($44,351,438/3,357,274)                                        $13.21
                                                                         ======
Maximum offering price per share
(NAV/(1-maximum sales commission))                                       $13.87
                                                                         ======
Class B
Net asset value, offering price and redemption price per share
  ($20,296,022/1,551,432) (Redemptions may be subject to a
  contingent deferred sales charge within the first six
  years of ownership)                                                    $13.08
                                                                         ======
Net assets consist of:
  Aggregate paid in capital                                          50,298,758
  Unrealized appreciation of investments and foreign currency        17,781,136
  Distributions in excess of net investment income                     (627,790)
  Cumulative realized losses                                         (2,804,644)
                                                                    -----------
                                                                    $64,647,460
                                                                    ===========

--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended December 31, 1996

Investment Income:
Income:
Dividends (less foreign taxes withheld of $120,116)                  $1,311,569)
Interest                                                                 96,818
                                                                     ----------
      Total income                                                    1,408,387
Expenses:
Management (Note 2)                                    $621,605
Distribution - Class A (Note 4)                         288,312
Distribution - Class B (Note 4)                         252,182
Administrative (Note 2)                                 234,172
Custodian                                               294,562
Transfer agent                                          212,604
Professional                                             56,172
Reports to shareholders                                  39,184
Trustees Fees                                            14,384
Amortization of organization costs                        1,722
Registration                                                372
Other                                                   102,967
                                                       --------
            Total expenses                                            2,118,238
                                                                     ----------
      Net investment loss                                              (709,851)

Realized and Unrealized Gain (Loss)
  on Investments (Note 3)
Realized gain from security transactions                              3,091,974
Realized loss from foreign currency transactions                        (88,962)
Change in unrealized appreciation
  of investments                                                       4,166,380
Change in unrealized depreciation
  of foreign currency denominated assets
  and liabilities                                                        (1,672)
                                                                     ----------
Net Increase in Net Assets Resulting
  From Operations                                                    $6,457,869
                                                                     ==========


Statements of Changes in Net Assets
For the Years Ended December 31, 1996 and 1995


                                                      1996             1995
                                                 -------------    -------------
Increase (Decrease) in Net Assets:
  Operations:
    Net investment loss                          $    (709,851)   $    (219,968)

    Realized gain (loss) from
      security transactions                          3,091,974       (5,164,514)
    Realized loss from foreign
      currency transactions                            (88,962)         (88,975)
    Change in unrealized appreciation
      of investments                                 4,166,380       12,877,009
    Change in unrealized depreciation
      of foreign currency denominated
        assets and liabilities                          (1,672)            (832)
                                                 -------------    -------------
    Increase in net assets
      resulting from operations                      6,457,869        7,402,720
                                                 -------------    -------------
    Dividends and Distributions:
      Net investment income:
        Class A Shares                                    --           (479,840)
        Class B Shares                                    --           (142,902)
                                                 -------------    -------------
                                                          --           (622,742)
                                                 -------------    -------------
      Tax return of capital:
        Class A Shares                                    --            (95,400)
        Class B Shares                                    --            (39,843)
                                                 -------------    -------------
                                                          --           (135,243)
                                                 -------------    -------------
  Capital share transactions:*
    Net proceeds from sales of shares:
      Class A Shares                                90,933,104      309,941,833
      Class B Shares                                   830,989          833,129
                                                 -------------    -------------
                                                    91,764,093      310,774,962
                                                 -------------    -------------
  Reinvestment of dividends:
      Class A Shares                                      --          1,695,815
      Class B Shares                                      --            274,877
                                                 -------------    -------------
                                                          --          1,970,692
                                                 -------------    -------------
    Cost of shares reacquired:
      Class A Shares                              (115,835,457)    (337,345,392)
      Class B Shares                                (9,248,038)      (9,346,965)
                                                 -------------    -------------
                                                  (125,083,495)    (346,692,357)
                                                 -------------    -------------
    Decrease in net assets
      resulting from capital share
      transactions                                 (33,319,402)     (33,946,703)
                                                 -------------    -------------
        Total decrease in net assets               (26,861,533)     (27,301,968)
Net Assets:
  Beginning of year                                 91,508,993      118,810,961
                                                 -------------    -------------
  End of year (including
    distributions in excess of net
    investment income of $627,790
    and $997,751, respectively)                  $  64,647,460    $  91,508,993
                                                 =============    =============

*Shares of Beneficial Interest Issued and Redeemed
  (unlimited number of $.001 par value shares authorized)
                                                    Class A           Class A
                                                  -----------       -----------
Shares sold                                         7,042,544        26,778,800
Reinvestment of dividends                                --             139,080
                                                  -----------       -----------
                                                    7,042,544        26,917,880
Shares reacquired                                  (8,869,627)      (28,642,223)
                                                  -----------       -----------
Net decrease                                       (1,827,083)       (1,724,343)
                                                  ===========       ===========

                                                   Class B            Class B
                                                  -----------       -----------
Shares sold                                            64,372            74,382
Reinvestment of dividends                                --              22,627
                                                  -----------       -----------
                                                       64,372            97,009
Shares reacquired                                    (722,245)         (785,368)
                                                  -----------       -----------
    Net decrease                                     (657,873)         (688,359)
                                                  ===========       ===========

                       See Notes to Financial Statements.

                               ASIA DYNASTY FUND
--------------------------------------------------------------------------------
Financial Highlights

For a share outstanding throughout each period

                                                 Class A                                        Class B
                             -----------------------------------------------------------------------------------------------------
                                          Year Ended         For the Period             Year Ended          For the Period
                                         December 31,       March 22, 1993(a)          December 31,      September 1, 1993(a)
                                                                   to                                             to
                                       1996      1995      1994   December 31, 1993     1996      1995     1994   December 31, 1993
                                      ------    -------   ------- -----------------    -----      -----    -----  -----------------
Net Asset Value,

  Beginning of Period.........        $12.40     $12.13    $15.28      $9.53           $12.33     $12.09   $15.25     $11.33
                                     -------    -------   -------    -------          -------    -------  -------    -------
Income from Investment
  Operations:

    Net Investment Loss.......         (0.20)     (0.02)       --      (0.06)(b)        (0.24)     (0.08)   (0.06)     (0.07)(b)
    Net Gains (Loss) on
      Securities (both realized
        and unrealized).......          1.01       0.40     (2.86)      5.88              .99       0.40    (2.86)      4.06
                                     -------    -------   -------    -------          -------    -------  -------    -------
Total from Investment Operations        0.81       0.38     (2.86)      5.82             0.75       0.32    (2.92)      3.99
                                     -------    -------   -------    -------          -------    -------  -------    -------
Less Distributions:
  Dividends from Net
    Investment Income.........            --      (0.09)    (0.07)        --               --      (0.06)   (0.02)        --
  Distributions from Capital Gains        --         --     (0.22)     (0.07)              --         --    (0.22)     (0.07)
  Tax Return of Capital.......            --      (0.02)       --         --               --      (0.02)       --        --
                                     -------    -------   -------    -------          -------    -------  -------    -------
Total Distributions...........            --      (0.11)    (0.29)     (0.07)              --      (0.08)   (0.24)     (0.07)
                                     -------    -------   -------    -------          -------    -------  -------    -------
Net Asset Value, End of Period        $13.21     $12.40    $12.13     $15.28           $13.08     $12.33   $12.09      $15.25
                                     =======    =======   =======    =======          =======    =======  =======    =======
Total Return (c)..............          6.53%      3.13%   (18.72%)    61.16%            6.08%      2.65%  (19.15%)    35.22%

------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplementary Data

Net Assets, End of Period (000)      $44,351    $64,275   $83,787    $108,661         $20,296    $27,234  $35,024    $26,205
Ratio of Gross Expenses to
  Average Net Assets*.........          2.42%      2.03%     1.85%      2.09%            2.86%      2.41%    2.38%      3.04%
Ratio of Net Expenses to
  Average Net Assets..........          2.42%      2.03%     1.85%      1.92%(d)         2.86%      2.41%    2.38%      3.04%(d)
Ratio of Net Investment Loss
  to Average Net Assets.......         (0.73%)   (0.08%)       --%     (0.68%)(d)       (1.14%)    (0.52%)  (0.50%)    (2.17%)(d)
Portfolio Turnover Rate.......         52.97%     57.06%    51.08%     14.63%           52.99%     57.06%    51.08%    14.63%
Average Commission
  Rate Paid (e)...............       $0.0049                                          $0.0049

----------
(a) Commencement of operations.

(b) Based on average shares outstanding.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and capital gains at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total dividends and return. Total return for the period of less than one year is not annualized.

(d) Annualized.

(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades in which commission is charged.

  * Had the Advisor not agreed to assume a portion of expenses for Class A.

                       See Notes to Financial Statements.

                               ASIA DYNASTY FUND
--------------------------------------------------------------------------------

Notes to Financial Statements

Note 1 -- Significant Accounting Policies:

Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Asia Dynasty Fund series, a diversified fund (the "Fund") of the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates and the actual results could differ.

A. Security Valuation -- Securities traded on national or foreign exchanges are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations are valued at cost which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. Federal Income Taxes -- It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation-- Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed. Recognized gains or losses and the appreciation (depreciation) attributable to foreign currency fluctuations on other foreign denominated assets and liabilities are recorded as net realized and unrealized gains and losses from foreign currency transactions and foreign denominated assets and liabilities, respectively.

D. Other -- Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

E. Distributions to Shareholders -- Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, post-October losses and carryforward capital losses. The effect of these differences for the year ended December 31, 1996 decreased accumulated distributions in excess of net investment income by $1,079,812, increased cumulative realized losses by $415,887 and decreased aggregate paid in capital by $663,925.

F. Deferred organization costs are being amortized over a period of five years beginning March 22, 1993 (commencement of operations).

Note 2 -- Van Eck Associates Corporation (the "Advisor") earned fees of $621,605 for the year ended December 31, 1996 for investment management and advisory services. The fee is based on an annual rate of .75 of 1% of the Fund's average daily net assets. Van Eck Associates Corporation also earned fees of $234,172 for the year ended December 31, 1996 for administrative and operating services. The fee is based on an annual rate of .25 of 1% of the Fund's average daily net assets. AIG Global Investment Corp., the sub-investment advisor, earned fees of $234,697 for the year ended December 31, 1996 for investment management services. The fee is based on an annual rate of .50 of 1% of the Fund's average daily net assets and is paid by the Advisor from the advisory fees it receives from the Fund. On July 31, 1996, the Fund terminated AIG Global Investment Corp. as its sub-investment advisor. On August 1, 1996, the Advisor assumed the management of the portfolio of investments. Van Eck Securities Corporation received $22,269 for the year ended December 31, 1996 from commissions earned on sales of shares of beneficial interest of the Fund after deducting $109,025 allowed to other dealers. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation.

Note 3 -- Purchases and proceeds from sales of investments, other than short-term obligations, aggregated $43,098,918 and $73,664,321, respectively, for the year ended December 31, 1996. For federal income tax purposes, the cost of investments owned at December 31, 1996 was $47,276,776. As of December 31, 1996, net unrealized appreciation for federal income tax purposes aggregated $17,100,425 of which $19,595,071 related to appreciated investments and $2,494,646 related to depreciated investments. At December 31, 1996, the Fund had capital loss carry forwards available to offset future capital gains expiring December 31, 2003 of $2,742,855.

Note 4 -- Pursuant to a Rule 12b-1 Plan of Distribution (the "Plan"), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and service shareholder accounts and payments to Van Eck Securities Corporation ("VESC"), the distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to .50% of average daily net assets for Class A shares and 1% of average daily net assets for Class B shares (the "Annual Limitation"). Distribution expenses incurred under the Plan that have not been paid because they exceed the Annual Limitation may be carried forward to future years and paid by the Fund within the Annual Limitation. VESC has waived its right to reimbursement for the carried forward amounts incurred through April 30, 1997 in the event the Plan is terminated, unless the Board of Trustees determines that reimbursement of carried forward amounts is appropriate. The cumulative amount of excess distribution expenses incurred over the Annual Limitation as of December 31, 1996 was $973,270 for Class A shares and $1,473,338 for Class B shares.

Note 5 -- The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial rules as are American companies, and there may be less governmental supervision and regulation. Foreign investments may also be subject to foreign taxes, dividend collection fees and settlement delays.

The Fund may concentrate its investments in companies which are located in, or expect to benefit from the growth of the economies of countries located in Asia. The Fund may, but generally does not invest in Japan, Australia, or New Zealand. The emerging market countries in Asia may present the risk of nationalization of businesses or prohibitions of repatriation of assets and may have less protection of property rights than more developed countries. Since the Fund may so concentrate, it may be subject to even greater economic, social and political risks and greater market fluctuations than other more diversified domestic and foreign portfolios.

                               ASIA DYNASTY FUND
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)

Note 6 -- Trustee Deferred Compensation Plan. The Trust established a Deferred Compensation Plan (the "Plan") for trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating trustees. The fees otherwise payable to the participating trustees are invested in shares of the Van Eck Funds as directed by the trustees. The Plan has been approved by the Internal Revenue Service. As of December 31, 1996, the total value of the assets and corresponding liability of the Fund's portion of the Plan is $7,454.

Note 7 -- Restricted Security. The following security is restricted as to sale:

                                                                      Percent of
                                 Date                                 Net Assets
                               Acquired      Cost          Value     at 12/31/96
                               --------      -----       --------    -----------
Paliburg Holding Limited       12/20/96     $308,038     $357,813        .55%
  (Warrant Expiring 6/19/1998)

Report of Independent Accountants

To the Shareholders and Board of
Trustees of the Van Eck Funds:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Asia Dynasty Fund (the "Fund") (one of the series constituting the Van Eck Funds) as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period March 22, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Asia Dynasty Fund series of the Van Eck Funds as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period March 22, 1993 (commencement of operations) to December 31, 1993, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

New York, New York
February 21, 1997

VAN ECK FAMILY OF FUNDS
--------------------------------------------------------------------------------

Global Hard Assets Fund

Seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities." Income is a secondary consideration.

International Investors Gold Fund

Founded in 1955, this Fund is the oldest gold-oriented mutual fund in the U.S. It invests in gold-mining shares globally and seeks long-term capital appreciation, moderate yield and protection against monetary uncertainties.

Gold/Resources Fund

Seeking a long-term global hedge against inflation and other risks, this Fund invests in gold-mining and natural resources companies outside South Africa.

Gold Opportunity Fund

Seeks capital appreciation by investing globally in equity securities of companies engaged in the exploration, development, production and distribution of gold and other precious metals, and through active asset allocation between gold-related assets and cash instruments.

Emerging Markets Growth Fund

This Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

Asia Dynasty Fund

This Fund seeks long-term capital appreciation by investing in the equity securities of companies that are expected to benefit from the development and growth of the economies in the Asia Region.

Asia Infrastructure Fund

Seeks long-term capital appreciation by investing in the equity securities of infrastructure companies that are expected to benefit from the development and growth of the economies in the Asia Region.

Global Balanced Fund

This Fund seeks long-term capital appreciation together with current income by investing in stocks, bonds and money market instruments worldwide.

Global Income Fund

This Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities.

U.S. Government Money Fund

This Fund seeks the highest safety of principal and daily liquidity by investing in U.S. Treasury bills and repurchase agreements collateralized by U.S. Government obligations.

--------------------------------------------------------------------------------
This report must be accompanied or preceded by a Van Eck Global Funds prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. For a free Van Eck Gold and Money Funds prospectus, please call the number listed below. Please read the prospectus before investing.

[LOGO]

Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016
http:/www.vaneck.com

For account assistance please call (800) 544-4653

FX1977-02030027

--------------------------------------------------------------------------------

                                DECEMBER 31, 1996

                                    VAN ECK

                                      ASIA

                                    DYNASTY

                                      FUND

                                     ANNUAL

                                     REPORT



                                     [LOGO]

--------------------------------------------------------------------------------